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                                                                    Exhibit 10.4


            REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of January 28, 2000, by and between C ME RUN CORP., a Delaware corporation ("C Me Run"), and THOMSON KERNAGHAN & CO. LIMITED ("Stockholder").

                                   WITNESSETH:

            WHEREAS, C Me Run and Stockholder have entered into the Warrant Agreement, dated as of January 28, 2000, (the "Warrant Agreement"; capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to thereto in the Warrant Agreement), which describes with greater detail the transactions therein; and

            WHEREAS, it is a condition to the consummation of the transactions contemplated by the Warrant Agreement that the parties hereto enter into this Agreement.

            NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. As used in this Agreement, the following terms shall have the following respective meanings:

            "Closing Date" means January 28, 2000.

            "Commission" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

            "Common Stock" shall mean the common stock, par value $0.01 per share, of C Me Run.

            "Effectiveness Period" means the period from the Closing Date ending on the date on which (A) a registration statement with respect to the issuance or sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been issued or disposed of in accordance with such registration statement, (B) such Registrable Securities have been sold or are available for sale in a transaction which complies with the provisions of Rule 144(k) promulgated under the Securities Act, (C) such Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such Registrable Securities shall not be subject to registration or qualification under the Securities Act or (D) such Registrable Securities (including, but

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      not limited to, any securities issued or distributed in respect thereof by way of a merger or other corporate reorganization of C Me Run) shall have ceased to be outstanding.

            "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 2.01(e) hereof.

            "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

            "Holder" shall mean the Stockholder or any transferees or assignees thereof to whom the rights under this Agreement are assigned in accordance with the provisions of Section 2.08 hereof.

            "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

            "Person" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange
      Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect of the terms of the offering of any security of C Me Run covered by such Registration Statement and all other amendments or supplements to the prospectus, including post-effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such prospectus.

            "Registration Expenses" shall mean all expenses incurred in order to comply with Sections 2.01 and 2.02 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for C Me Run, reasonable fees and disbursements of one (1) counsel for the holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of C Me Run (which shall be paid in any event by C Me Run) and excluding Selling Expenses.

            "Registrable Securities" shall mean (a) any options, warrants or convertible preferred stock issued to a Stockholder pursuant to the Warrant Agreement, (b) any shares of Common Stock issued to a Stockholder pursuant to the Warrant Agreement, (c) shares of Common Stock underlying any options, warrants or convertible preferred stock issued to a Stockholder pursuant to the Warrant Agreement and (d) all securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification or by way of a merger or other corporate reorganization of C Me Run. For purposes of this Agreement, any Registrable

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      Securities shall cease to be Registrable Securities at the end of the
      Effectiveness Period for such Registrable Securities.

            "Registration Statement" shall mean any registration statement under the Securities Act filed by C Me Run, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated, or deemed to be incorporated, by reference in such registration statement.

            "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

                                   ARTICLE II

               AGREEMENTS IN RESPECT OF THE REGISTRABLE SECURITIES

            SECTION 2.01. Shelf Registration. (a) Subject to Section 2.01(c), and further subject to the availability of Form S-3 to C Me Run, C Me Run shall, on or prior to the later of April 19, 2000 or 20 days after the execution of the Warrant Agreement (such later date being the "Registration Date") to register the Registrable Securities, file with the Commission a Registration Statement on Form S-3 (a "Shelf Registration Statement") providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale of the Registrable Securities by the Holders and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration Statement unless such Holder is an Electing Holder.

            (b) Subject to Section 2.01(c), C Me Run shall use its reasonable best efforts:

            (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Electing Holders for a period of two years after the Shelf Registration Statement is declared effective or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to herein as the "Effectiveness Period"); and

            (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for offers and resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement.

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            (c) Notwithstanding anything to the contrary contained in this
Agreement, C Me Run shall be entitled, from time to time by providing written notice to the Holders, to require the Holders to suspend the use of the Prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed 60 days in succession or 60 days in the aggregate in any twelve month period (a "Suspension Period") if C Me Run shall determine that it is required to disclose in the Shelf Registration Statement a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting C Me Run or its securities, and that such disclosure of such information at such time would be seriously detrimental to C Me Run and its stockholders. Immediately upon receipt of such notice, the Electing Holders shall suspend the use of the Prospectus until requisite changes to the Prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information. After the expiration of any Suspension Period and without any further request from a Holder, C Me Run shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) After the Effective Time of the Shelf Registration Statement, C Me Run shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as practicable, send a Notice and Questionnaire to such Holder. Following its receipt of such Notice and Questionnaire, C Me Run will as promptly as practicable include the Registrable Securities covered thereby in the Shelf Registration Statement (if not previously included).

            (e) If (i) on or prior to the 30th day following the Registration Date, C Me Run has not filed with the Commission a Shelf Registration Statement with respect to the Registrable Securities or (ii) on or prior to the 120th day following the Registration Date the Shelf Registration Statement, if previously filed, has not been declared effective by the Commission (each, a "Registration Default"), C Me Run shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until the Shelf Registration Statement is either declared effective or so filed and subsequently declared effective, as applicable; provided, however, that C Me Run shall not be required to pay Liquidated Damages after the completion of the Effectiveness Period with respect to such Registrable Securities. Such Liquidated Damages shall be paid monthly in arrears on the first day of each month and on the first business day after the Shelf Registration Statement has been declared effective, with the first such payment due on the first such day immediately after the occurrence of such Registration Default, and will accrue at a rate of one percent (2%) per month of the product of the number of Registrable Securities then held by such Holder multiplied by the price paid to C Me Run by the initial for each such Registrable Security. In the event the Shelf Registration Statement ceases to be effective (or the Holder is otherwise prevented or restricted by C Me Run from effecting sales pursuant thereto, including pursuant to Section 2.01(c)) for more than 60 days, whether or not consecutive, during any twelve-month period (an

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"Effective Failure"), then C Me Run shall pay Liquidated Damages until such
Effective Failure is cured in the amount of and in the manner as described above. For the purposes of determining an Effective Failure, days on which C Me Run has been obligated to pay liquidated damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable twelve-month period shall not be included. The parties hereto agree that the Liquidated Damages provided for in this Section 2.01(e) constitute a reasonable estimate of the damages that will be suffered by the Holder by reason of the failure to file a Shelf Registration Statement, the failure of a Shelf Registration Statement to be declared effective or the failure of a Registration Statement to remain effective, as the case may be, in accordance with this Agreement. The Liquidated Damages set forth in this Section 2.01(e) shall be the exclusive monetary remedy available to the Holder for such Registration Default or Effective Failure.

            SECTION 2.02. Incidental Registration. If, at any time following the Effective Time, C Me Run proposes to file a Registration Statement other than the Shelf Registration Statement (an "Incidental Registration") under the Securities Act with respect to an offering of Common Stock (i) for its own account (other than a Registration Statement on Form S-4 or S-8 (or any filing on any substitute form that may be adopted by the Commission for a transaction for which Form S-4 or S-8 is currently available)) or (ii) the account of any holder of Common Stock, C Me Run shall give written notice of such proposed filing (including the proposed date thereof) to the Holders as soon as practicable, but in any event not less than 30 days before the anticipated filing date and such notice shall offer each Holder the opportunity to register such number of Registrable Securities as such Holder shall request. Upon the written direction of any such Holder (which direction shall specify the number of Registrable Securities intended to be disposed of by any Holder), given within 20 days following the receipt by the Holders of any such written notice, C Me Run shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered; provided, that, if C Me Run does not file such registration statement by the proposed filing date, C Me Run shall again comply with the notice provisions of this Section 2.02 prior to filing such registration statement. Notwithstanding anything contained herein, if the lead underwriter of an offering involving an Incidental Registration notifies C Me Run that the inclusion of such Registrable Securities would (i) materially and adversely affect the price of the Common Stock to be offered or (ii) result in a greater amount of Common Stock being offered than the market could reasonably absorb, then the number of Registrable Securities to be registered by Holders shall be reduced to the extent that, in the lead underwriter's reasonable judgment, neither of the effects in the foregoing clauses (i) and (ii) would result from the number of shares of Common Stock proposed to be issued by C Me Run. Any reduction in the amount of a Holder's Registrable Securities to be included in an Incidental Registration shall be made on a pro rata basis with other holders of registration rights participating in such Incidental Registration.

            SECTION 2.03. Underwriting Requirements. In connection with any underwritten offering, C Me Run shall not be required under Section 2.02 of this Agreement to include shares of Registrable Securities in such underwritten offering unless the holder of such shares of Registrable Securities accepts the terms of the underwriting of such offering that have been reasonably agreed upon between C Me Run and the underwriters selected by C Me Run.

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            SECTION 2.04. Registration Procedures. (a) In connection with either the Shelf Registration Statement or an Incidental Registration, and in accordance with the intended method or methods of distribution of the Registrable Securities as described in such registration, C Me Run shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations):

            (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated;

            (ii) promptly prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

            (iii) furnish to each Holder of Registrable Securities included in such registration such numbers of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto), in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request;

            (iv) use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that C Me Run shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (iv) be obligated to do so; and provided, further, that C Me Run shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that a Holder submit any of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so;

            (v) promptly notify each Holder of Registrable Securities included in such registration, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of a Holder of Registrable Securities included in such registration promptly prepare and furnish to such

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      Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

            (vi) furnish, to the Holders (A) at the effective date of the Shelf Registration Statement and (B) in connection with an Incidental Registration, if the method of distribution is by means of an underwriting, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, (x) a signed opinion, dated such date, of the independent legal counsel representing C Me Run for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders, as to such matters as such underwriters or the Holders, as the case may be, may reasonably request and as would be customary in an underwritten distribution; and (y) letters dated such date and the date the offering is priced from the independent certified public accountants of C Me Run, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders and, if such accountants refuse to deliver such letters to the Holders, then to C Me Run (1) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of C Me Run included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (2) covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders, as the case may be, may reasonably request and as would be customary in an underwritten distribution.

            (vii) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the Registration Statement;

            (viii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

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            (ix) use its reasonable best efforts to list the Common Stock covered by such Registration Statement with any securities exchange on which the Common Stock are then listed.

            (b) Each Holder participating in a registration shall furnish to C Me Run in writing such information regarding such Holder and its intended method of distribution of the Registrable Securities as C Me Run may from time to time reasonably request in writing, but only to the extent that such information is required in order for C Me Run to comply with its obligations under all applicable securities and other laws and to ensure that the Prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Each Holder shall notify C Me Run as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to C Me Run or of the occurrence of any event, in either case as a result of which any Prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such Holder or its intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Holder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to C Me Run any additional information required to correct and update any previously furnished information, or required so that such prospectus shall not contain, with respect to such Holder or the intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            SECTION 2.05. Registration Expenses. All expenses incurred in connection with all registrations pursuant to Section 2.01 and Section 2.02 of this Agreement, excluding underwriters' discounts and commissions and any stamp or transfer tax or duty, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, reasonable fees and disbursements of one counsel chosen by the Holders and fees and disbursements of counsel for C Me Run incurred in connection with each registration shall be paid by C Me Run. Each Holder participating in a registration shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or duty and the fees and disbursements of such counsel for such Holder other than the one counsel referred to above applicable to securities offered for its account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

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            SECTION 2.06. Indemnification; Contribution.

            (a) Indemnification by C Me Run. C Me Run shall, and it hereby agrees to, indemnify and hold harmless each Holder, such Holder's directors and officers, each person, if any, who controls, is subject to control of or who is in common control with such Holder (an "Affiliate"), and each person who participates as a placement or sales agent or as an underwriter (within the meaning of the Securities Act) in any offering or sale of Registrable Securities, against any losses, claims, damages or liabilities ("Losses") to which such Holder, Affiliate, agent or underwriter may become subject under Securities Act or otherwise, insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus contained therein or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and C Me Run shall, and it hereby agrees to, reimburse such Holder or any such Affiliate, agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such action, proceeding or claim; provided, however, that the indemnity agreement contained in this Section 2.06(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of C Me Run which consent shall not be unreasonably withheld; provided, further, that C Me Run shall not be liable to any such person in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus contained therein, in reliance upon and in conformity with written information furnished to C Me Run by such Holder or any Affiliate, agent, underwriter or representative of such Holder expressly for use therein, or by such Holder's failure to furnish C Me Run, upon request, with the information with respect to such Holder, such Holder's directors and officers, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the C Me Run shall sustain the burden of proving that such Holder, such Holder's directors and officers, or such agent or underwriter sold securities to the person alleging such Loss without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if C Me Run had previously furnished copies thereof to such Holder or such agent or underwriter, and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

            (b) Indemnification by Holders. Each Holder participating in a registration pursuant to this Agreement shall severally and not jointly indemnify and hold harmless C Me Run, each of its directors and officers, each person, if any, who controls the C Me Run within the meaning of the Securities Act, and each agent and any underwriter for the C Me Run (within the meaning of the Securities Act) against any Losses, joint or several, to which the C Me Run or any such director, officer, controlling person, agent or underwriter may become subject, under

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the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such Registration Statement or Prospectus, or by such Holder's failure to furnish the C Me Run, upon request, with the information with respect to such Holder, such Holder's directors and officers, or any agent, underwriter or representative of such Holder, or such Holder's intended method of distribution, that is the subject of the untrue statement or omission; and such Holder shall reimburse any legal or other expenses reasonably incurred by the C Me Run or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this Section 2.06(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld.

            (c) Notice of Claims. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 2.06, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 2.06(a) or Section 2.06(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

            (d) Contribution. Each Holder participating in a registration pursuant to this Agreement and the C Me Run agree that if, for any reason, the indemnification provisions contemplated by Section 2.06(a) or Section 2.06(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.06(d) were determined
(i) by pro rata allocation (even if the Holder or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.06(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 2.06(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) Beneficiaries of Indemnification. The obligations of the C Me Run under this Section 2.06 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, partner and member of each Holder requesting or joining in a registration pursuant to this Agreement and each agent and underwriter of the Registrable Securities and each person, if any, who controls such Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Holder and any agents or underwriters contemplated by this
Section 2.06 shall be in addition to any liability that such Holder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of C Me Run (including any person who, with his consent, is named in any Registration Statement as about to become a director of the C Me Run) and to each person, if any, who controls C Me Run within the meaning of the Securities Act.

            SECTION 2.07. Termination of Registration Rights. Notwithstanding any other provisions of this Agreement to the contrary, the registration rights granted pursuant to this Agreement shall terminate on the earlier of: (i) if C Me Run has not exercised rights to declare Suspension Periods pursuant to
Section 2.01(c) hereof then on the second anniversary of the effective date of the Shelf Registration Statement; or (ii), if C Me Run has exercised rights to declare Suspension Periods pursuant to Section 2.01(c) hereof, on the date which is the number of days after the second anniversary of the effective date of the Shelf Registration Statement equal to the aggregate number of days of the duration of all Suspension Periods pursuant to Section 2.01(c) hereof.

            SECTION 2.08. Transfer of Registration Rights. Any Stockholder may transfer its rights under this Agreement in connection with any transfer of Registrable Securities effected in compliance with applicable law.

            SECTION 2.09. Public Information. C Me Run covenants to make available "adequate current public information" concerning C Me Run within the meaning of Rule 144(c) under the Securities Act so long as any Holder holds any Registrable Securities.

                                   ARTICLE III

                                  MISCELLANEOUS

            SECTION 3.01. Expenses. Except as otherwise specified in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.01 or 2.02 shall be borne by C Me Run and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

            SECTION 3.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)   if to C Me Run:

              C Me Run Corp.
              5501 Lakeview Drive
              Kirkland, WA 98033
              Facsimile: (561) 655-6613
              Attention: Chief Executive Officer

              with a copy (which shall not constitute notice to C Me Run) to:

              Shearman & Sterling
              555 California Street
              San Francisco, California 94104
              Facsimile: (415) 616-1199
              Attention: Christopher D. Dillon, Esq.

        (a)   if to the Stockholder:

              Thomson Kernaghan & Co. Limited
              365 Bay Street, Tenth Floor
              Toronto, Ontario M5H 2V2
              Attention: Michelle McKinnon
              Facsimile: (416) 367-8055

              with a copy (which shall not constitute notice to Stockholder) to:

              John M. Mann, Esq.
              1330 Post Oak Boulevard, Suite 2800
              Houston, Texas 77056-3060
              Facsimile: (713) 622-7185

            SECTION 3.03. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

            SECTION 3.04. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto or (b) by a waiver in accordance with Section 3.05 of this Agreement.

            SECTION 3.05. Waiver. Any party to this Agreement may as to it (a) extend the time for the performance of any obligations or other acts of any other party hereto or (b) waive compliance with any agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or as a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

            SECTION 3.06. Survival. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement and made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Securities by the Stockholder, and the indemnification and contribution provisions set forth in Section 2.06 hereof shall survive termination of this Agreement.

            SECTION 3.07. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

            SECTION 3.08. Entire Agreement; Assignment. This Agreement, the schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

            SECTION 3.09. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. The parties further agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

            SECTION 3.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

            SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized or in their individual capacities, as applicable.


                                C ME RUN CORP.


                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                THOMSON KERNAGHAN & CO. LIMITED


                                By: /s/ ILLEGIBLE
                                    ----------------------------------------
                                    Name:
                                    Title:

            SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized or in their individual capacities, as applicable.


                                C ME RUN CORP.


                                By: /s/ Warren Talbot
                                    ----------------------------------------
                                    Name:  Warren Talbot
                                    Title: President


                                THOMSON KERNAGHAN & CO. LIMITED


                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                                                       Exhibit A

                                 C ME RUN CORP.

                      Notice of Registration Statement and
                      Selling Securityholder Questionnaire

                                     (Date)

      C ME RUN CORP. (the "Company") has filed or intends shortly to file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Shelf Registration Statement") for the registration and resale under the United States Securities Act of 1933, as amended (the "Securities Act"), of Common Stock, par value $0.01 per share, and any other securities of the Company, in accordance with the terms of the Registration Rights Agreement dated January 28, 2000 (the "Registration Rights Agreement") among the Company and THOMSON KERNAGHAN & CO. LIMITED (the "Stockholder"). A copy of the Registration Rights Agreement is attached hereto.

      All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt on or before [INSERT DATE] (the "Questionnaire Deadline"). Unless the Company otherwise consents, beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement (or a supplement or amendment thereto) and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto. Beneficial owners of Registrable Securities not having returned a Notice and Questionnaire by the Questionnaire Deadline may, however, receive another Notice and Questionnaire from the Company upon request. Following its receipt of a completed Notice and Questionnaire in return, the Company will promptly include the Registrable Securities covered thereby in the Shelf Registration Statement.

      Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, Holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.